Exhibit 99.1

On January 9, 2024, (the “Closing Date”), CommScope Holding Company, Inc. (“CommScope”, the “Company”) completed the sale of its Home Networks business (the “Home Business”) (the “Disposal”), to Vantiva SA (“Vantiva”, the “buyer”). The Home Business focuses on the delivery of innovative, connected home solutions for broadband and pay TV service providers. Pursuant to the Purchase Agreement, CommScope sold its Home Business to Vantiva in exchange for 134,704,669 shares of Vantiva common stock, representing a 24.73% equity stake in Vantiva (determined on a fully diluted basis) and $250,465 in cash (in addition to cash paid in exchange for the cash on the Home Business companies’ balance sheets), as well as the potential to receive an additional $100 million pursuant to terms of an earnout provision in the Purchase Agreement. The earnout is contingent upon Vantiva achieving adjusted EBITDA equal to or exceeding €400 million in a given year over a 5-year period and meeting certain other thresholds. The $250,465 in cash paid in connection with the closing is expected to be used to acquire additional shares of Vantiva common stock, following which the Company is expected to own a 25% equity stake in Vantiva (on a fully diluted basis). Following the closing of this transaction, CommScope’s ownership interest in Vantiva is expected to be reported as an equity method investment under Accounting Standards Codification (“ASC”) 323, Investments – Equity Method and Joint Ventures.

The following unaudited pro forma condensed consolidated financial statements were derived from the historical consolidated financial statements of CommScope, which were prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The unaudited pro forma condensed consolidated financial statements were prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed consolidated financial statements were prepared for illustrative and informational purposes only and are not intended to represent what CommScope’s results of operations or financial position would have been had the Disposal occurred on the dates indicated. The unaudited pro forma condensed consolidated financial statements also should not be considered indicative of CommScope’s future results of operations or financial position. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The unaudited pro forma condensed consolidated financial statements as of and for the nine months ended September 30, 2023, have been derived from the historical unaudited consolidated financial statements of CommScope, included in CommScope’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, filed with the Securities and Exchange Commission (“SEC”) on November 9, 2023. The unaudited pro forma condensed consolidated financial statements for the years ended December 31, 2022, 2021, and 2020 have been derived from the historical audited consolidated financial statements of CommScope, included in CommScope’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 23, 2023. The unaudited pro forma condensed consolidated financial statements and accompanying notes should be read in conjunction with CommScope’s historical consolidated financial statements and accompanying notes.

The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2023, and for the years ended December 31, 2022, 2021 and 2020 reflect pro forma results of CommScope’s operations as if the Disposal had occurred on January 1, 2020. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2023, gives effect to the Disposal as if it had occurred on that date. The adjustments in the “Other Separation Adjustments” column in the unaudited pro forma condensed consolidated statements of operations and unaudited pro forma condensed consolidated balance sheet give effect to the Other Separation Adjustments as if they occurred as of January 1, 2022, and September 30, 2023, respectively.

Beginning in the fourth quarter of 2023, the criteria under ASC 205-20, Presentation of Financial Statements, for discontinued operations were met, and the Company will present the Disposal as a discontinued operation in future Quarterly Reports on Form 10-Q and in future Annual Reports on Form 10-K. The Company believes that the adjustments included within the “Discontinued Operations of the Home Business” column of the unaudited pro forma condensed consolidated financial statements are consistent with the guidance for discontinued operations under GAAP. CommScope’s current estimates on a discontinued operations basis are subject to change as the Company finalizes discontinued operations accounting to be reported in its Annual Report on Form 10-K for the year ended December 31, 2023.

Article 11 of Regulation S-X requires that pro forma financial information include the following pro forma adjustments to the historical financial statements of the registrant as follows:

•
Transaction Accounting Adjustments:
o
Adjustments that reflect only the application of required accounting to the acquisition, disposition, or other transaction.
•
Autonomous Entity Adjustments:
o
Adjustments that are necessary to reflect the operations and financial position of the registrant as an autonomous entity when the registrant was previously part of another entity.

In addition, Regulation S-X permits registrants to reflect adjustments that depict synergies or dis-synergies of the acquisitions and dispositions for which pro forma effect is being given in the disclosures as management adjustments.

The following unaudited pro forma condensed consolidated statements of operations and unaudited pro forma condensed consolidated balance sheet reflect the following transactions in conjunction with the Disposal:

•
Discontinued Operations of the Home Business:
o
The historical financial results directly attributable to the Home Business in accordance with ASC 205
•
Other Separation Adjustments:
o
The estimated impact of the equity interest in Vantiva in connection with the Disposal;
o
Estimated unaccrued one-time transaction costs;
o
Contractual arrangements including a transition services agreement (“TSA Agreement” or the “TSA”) for a time period not expected to exceed 16 months.

The unaudited pro forma condensed consolidated financial statements do not contain any autonomous entity adjustments or potential synergies or dis-synergies that may occur in connection with the Disposal.

CommScope Holding Company, Inc. Unaudited Pro Forma Condensed Consolidated Balance Sheet As of September 30, 2023 (In millions, except share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical CommScope	Discontinued Operations of the Home Business (a)	Notes	Other Separation Adjustments	Notes	Pro Forma
Assets
Cash and cash equivalents	$518.9	$(22.4)		$—		$496.5
Accounts receivable, net	1,144.5	(218.6)		—		925.9
Inventories, net	1,364.6	(177.2)		—		1,187.4
Prepaid expenses and other current assets	186.7	(21.4)		—		165.3
Total current assets	3,214.7	(439.6)		—		2,775.1
Property, plant and equipment, net	539.1	(11.7)		—		527.4
Goodwill	3,635.7	—		—		3,635.7
Other intangible assets, net	1,673.2	(12.7)		—		1,660.5
Other noncurrent assets	1,002.9	(37.1)	(f)	18.8	(b)	984.6
Total assets	$10,065.6	$(501.1)		$18.8		$9,583.3
Liabilities and Stockholders’ Deficit
Accounts payable	$795.3	$(327.3)		$—		$468.0
Accrued and other liabilities	719.2	(88.4)		11.5	(c)	642.3
Current portion of long-term debt	32.0	—		—		32.0
Total current liabilities	1,546.5	(415.7)		11.5		1,142.3
Long-term debt	9,353.3	—		—		9,353.3
Deferred income taxes	105.2	2.1	(f)	—		107.3
Other noncurrent liabilities	404.4	(14.4)		—		390.0
Total liabilities	11,409.4	(428.0)		11.5		10,992.9
Commitments and contingencies
Series A convertible preferred stock, $ 0.01 par value	1,146.3	—		—		1,146.3
Stockholders' deficit:
Preferred stock, $ 0.01 par value: Authorized shares: 200,000,000; Issued and outstanding shares: 1,146,324 shares Series A convertible preferred stock	—	—		—		—
Common stock, $ 0.01 par value: Authorized shares: 1,300,000,000; Issued and outstanding shares: 211,918,754 shares	2.3	—		—		2.3
Additional paid-in capital	2,554.4	—		—		2,554.4
Accumulated deficit	(4,427.9)	(73.1)		7.3	(e)	(4,493.7)
Accumulated other comprehensive loss	(317.4)	—		—		(317.4)
Treasury stock, at cost: 14,345,829 shares	(301.5)	—		—		(301.5)
Total stockholders' deficit	(2,490.1)	(73.1)		7.3		(2,555.9)
Total liabilities and stockholders' deficit	$10,065.6	$(501.1)		$18.8		$9,583.3

CommScope Holding Company, Inc. Unaudited Pro Forma Condensed Consolidated Statement of Operations For the nine months ended September 30, 2023 (In millions, except per share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical CommScope	Discontinued Operations of the Home Business (a)	Notes	Other Separation Adjustments	Notes	Pro Forma
Net sales	$5,519.4	$(916.1)		$—		$4,603.3
Cost of sales	3,664.3	(761.1)		—		2,903.2
Gross profit	1,855.1	(155.0)		—		1,700.1
Operating expenses:				—		—
Selling, general and administrative	748.1	(76.4)		—		671.7
Research and development	432.1	(76.5)		—		355.6
Amortization of purchased intangible assets	329.1	(77.2)		—		251.9
Restructuring costs, net	51.8	(6.3)		—		45.5
Asset impairments	895.1	(469.1)		—		426.0
Income from transition services agreement, net	—	—		(1.2)	(d)	(1.2)
Total operating expenses	2,456.2	(705.5)		(1.2)		1,749.5
Operating loss	(601.1)	550.5		1.2		(49.4)
Other income, net	14.5	(0.8)		—		13.7
Interest expense	(504.9)	—		—		(504.9)
Interest income	7.8	—		—		7.8
Loss before income taxes	(1,083.7)	549.7		1.2		(532.8)
Income tax benefit	158.0	(128.1)	(f)	(0.3)	(g)	29.6
Net loss	(925.7)	421.6		0.9		(503.2)
Series A convertible preferred stock dividends	(45.9)	—		—		(45.9)
Net loss attributable to common stockholders	$(971.6)	$421.6		$0.9		$(549.1)

Loss per share:
Basic	$(4.62)					$(2.61)
Diluted	$(4.62)					$(2.61)

Weighted average shares outstanding:
Basic	210.4					210.4
Diluted	210.4					210.4

CommScope Holding Company, Inc. Unaudited Pro Forma Condensed Consolidated Statement of Operations For the year ended December 31, 2022 (In millions, except per share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical CommScope	Discontinued Operations of the Home Business (a)	Notes	Other Separation Adjustments	Notes	Pro Forma
Net sales	$9,228.1	$(1,703.4)		$—		$7,524.7
Cost of sales	6,424.0	(1,493.2)		—		4,930.8
Gross profit	2,804.1	(210.2)		—		2,593.9
Operating expenses:				—		—
Selling, general and administrative	1,135.0	(94.1)		—		1,040.9
Research and development	657.4	(113.8)		—		543.6
Amortization of purchased intangible assets	543.0	(103.0)		—		440.0
Restructuring costs, net	62.9	—		—		62.9
Asset impairments	1,119.6	—		—		1,119.6
Income from transition services agreement, net	—	—		(31.2)	(d)	(31.2)
Total operating expenses	3,517.9	(310.9)		(31.2)		3,175.8
Operating loss	(713.8)	100.7		31.2		(581.9)
Other expense, net	(0.1)	(0.5)		—		(0.6)
Interest expense	(588.9)	—		—		(588.9)
Interest income	2.8	—		—		2.8
Loss before income taxes	(1,300.0)	100.2		31.2		(1,168.6)
Income tax benefit (expense)	13.1	(12.0)	(f)	(7.6)	(g)	(6.5)
Net loss	(1,286.9)	88.2		23.6		(1,175.1)
Series A convertible preferred stock dividends	(59.0)	—		—		(59.0)
Net loss attributable to common stockholders	$(1,345.9)	$88.2		$23.6		$(1,234.1)

Loss per share:
Basic	$(6.49)					$(5.95)
Diluted	$(6.49)					$(5.95)

Weighted average shares outstanding:
Basic	207.4					207.4
Diluted	207.4					207.4

CommScope Holding Company, Inc. Unaudited Pro Forma Condensed Consolidated Statement of Operations For the year ended December 31, 2021 (In millions, except per share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical CommScope	Discontinued Operations of the Home Business (a)	Notes	Pro Forma
Net sales	$8,586.7	$(1,849.4)		$6,737.3
Cost of sales	5,902.4	(1,604.5)		4,297.9
Gross profit	2,684.3	(244.9)		2,439.4
Operating expenses:				—
Selling, general and administrative	1,233.9	(150.9)		1,083.0
Research and development	683.2	(118.2)		565.0
Amortization of purchased intangible assets	613.0	(103.0)		510.0
Restructuring costs, net	91.9	(6.8)		85.1
Asset impairments	13.7	(13.7)		—
Total operating expenses	2,635.7	(392.6)		2,243.1
Operating income	48.6	147.7		196.3
Other expense, net	(23.8)	(2.6)		(26.4)
Interest expense	(561.2)	—		(561.2)
Interest income	1.9	—		1.9
Loss before income taxes	(534.5)	145.1		(389.4)
Income tax benefit	71.9	(33.7)	(f)	38.2
Net loss	(462.6)	111.4		(351.2)
Series A convertible preferred stock dividends	(57.3)	—		(57.3)
Net loss attributable to common stockholders	$(519.9)	$111.4		$(408.5)

Loss per share:
Basic	$(2.55)			$(2.01)
Diluted	$(2.55)			$(2.01)

Weighted average shares outstanding:
Basic	203.6			203.6
Diluted	203.6			203.6

CommScope Holding Company, Inc. Unaudited Pro Forma Condensed Consolidated Statement of Operations For the year ended December 31, 2020 (In millions, except per share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical CommScope	Discontinued Operations of the Home Business (a)	Notes	Pro Forma
Net sales	$8,435.9	$(2,407.5)		$6,028.4
Cost of sales	5,688.1	(2,010.4)		3,677.7
Gross profit	2,747.8	(397.1)		2,350.7
Operating expenses:				—
Selling, general and administrative	1,170.7	(81.9)		1,088.8
Research and development	703.3	(148.2)		555.1
Amortization of purchased intangible assets	630.5	(103.0)		527.5
Restructuring costs, net	88.4	(24.9)		63.5
Asset impairments	206.7	(206.7)		—
Total operating expenses	2,799.6	(564.7)		2,234.9
Operating (loss) income	(51.8)	167.6		115.8
Other expense, net	(29.3)	(0.3)		(29.6)
Interest expense	(577.8)	—		(577.8)
Interest income	4.4	—		4.4
Loss before income taxes	(654.5)	167.3		(487.2)
Income tax benefit	81.1	13.4	(f)	94.5
Net loss	(573.4)	180.7		(392.7)
Series A convertible preferred stock dividends	(56.1)	—		(56.1)
Net loss attributable to common stockholders	$(629.5)	$180.7		$(448.8)

Loss per share:
Basic	$(3.20)			$(2.28)
Diluted	$(3.20)			$(2.28)

Weighted average shares outstanding:
Basic	196.8			196.8
Diluted	196.8			196.8

CommScope Holding Company, Inc.

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(In millions, unless otherwise noted)

1.
BASIS OF PRESENTATION

The historical financial information as of and for the nine months ended September 30, 2023, has been derived from and should be read in conjunction with the historical unaudited condensed consolidated financial statements of CommScope, included in CommScope’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, and the assumptions outlined in Note 2 below. The historical financial information for the years ended December 31, 2022, 2021, and 2020 has been derived from and should be read in conjunction with the historical audited consolidated financial statements of CommScope, included in CommScope’s Annual Report on Form 10-K for the year ended December 31, 2022 and the assumptions outlined in Note 2 below.

2.
PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

The following adjustments have been reflected in the unaudited pro forma condensed consolidated financial statements:

a)
The “Discontinued Operations of the Home Business” column in the unaudited pro forma condensed consolidated financial statements represents the historical financial results directly attributable to the Home Business in accordance with ASC 205. One-time transaction costs related to the Disposal of $8.2 million and $3.1 million were captured within selling, general, and administrative and included in this column for unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2023, and for the year ended December 31, 2022, respectively.

b)
The unaudited pro forma condensed consolidated balance sheet reflects CommScope’s expected ownership of 25% of Vantiva’s common equity, received in exchange for the Home Business within other noncurrent assets. CommScope’s equity interest will be accounted for as an equity method investment under ASC 323 Investments – Equity Method and Joint Ventures and its proportionate share of the income or loss of Vantiva will be reported in continuing operations. CommScope cannot determine what its equity method income/loss would have been as the amount of income/loss is impacted by Vantiva's fair value adjustments related to the Disposal, along with other factors which are unknown at this time. None of the contingent consideration, in the form of the $100 million earnout, has been recorded in the unaudited pro forma condensed consolidated financial statements. The Company will defer recognition of the earnout under ASC 450-30,Gain Contingencies until the adjusted EBITDA targets are achieved, when all contingencies are resolved, and the gain is realized or realizable.

c)
Estimated unaccrued one-time transaction costs of $11.5 million were recorded as an accrual in the unaudited pro forma condensed consolidated balance sheet within accrued and other liabilities. These costs consist of accounting, financial, and legal advisory fees.

d)
In conjunction with the Disposal, the Company entered into a TSA. Under the TSA, the Company will provide and receive certain post-closing services on a transitional basis. The TSA has an initial term of up to 16 months for certain services and provides for options to extend services for up to two renewal terms of three months each. For services provided, a pro forma adjustment recognizing the related monthly fixed fee income was included in income from transition services agreement, net of $1.2 million and $31.2 million for the nine months ended September 30, 2023 and year ended December 31, 2022, respectively.

e)
The adjustment made to the accumulated deficit in the unaudited pro forma condensed consolidated balance sheet consists of the following adjustments:

Amount
25% Equity interest in Vantiva	$18.8
Estimated unaccrued one-time transaction costs	(11.5)
Pro forma adjustment to Accumulated deficit	$7.3

f)
The income tax impacts of discontinued operations have been estimated using the applicable statutory income tax rate in the respective jurisdictions, adjusted for effective tax rate impacts related to goodwill impairments for which there is no tax basis, permanent differences, and income tax credits. The estimated income tax adjustments are subject to change and actual amounts will differ from the results reflected herein. Deferred income taxes in the unaudited pro forma condensed consolidated balance sheet have been estimated to reflect September 30, 2023 deferred tax assets and deferred tax liabilities where buyer will acquire tax attributes and succeed to the tax basis of assets and liabilities.

g)
Represents the tax impact of the pro forma adjustments at the applicable blended statutory income tax rates.